Offerings - Offering: 1	Sep. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	5.650% Notes due 2030
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 399,896,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 61,224.08
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering. The Proposed Maximum Offering Price Per Unit is 99.974%.